SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GENERAL METALS CORPORATION
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENERAL METALS CORPORATION
1155 West Fourth Street, Suite 210
Reno NV 89503

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 12, 2012 AT 10:00 A.M. (Pacific Time)

NOTICE IS HEREBY GIVEN that General Metals Corporation, a Delaware corporation (the "Company"), will hold an annual meeting of stockholders on December 12, 2012 at 10:00 a.m. (Pacific time) in the meeting room at The Center for Unique Business Enterprises 300 East 2nd Street., #1405, RENO, NV, 89501 (the "Meeting").  The Meeting is being held for the following purposes:

1.	to elect five (5) directors to our board of directors;

2.	to ratify the appointment of Ingenium Accounting Associates as our independent registered public accountants for the next fiscal year;

3.	to approve the adoption of our company's 2012 Stock Option Plan; and

4.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on October 22, 2012 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting.  At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: November 5, 2012.

By Order of the board of directors,

/s/ Daniel Forbush
Daniel Forbush
Director

IMPORTANT:  Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on December 12, 2012—the proxy statement is available at 1155 West Fourth Street, Suite 210, Reno NV 89503.

GENERAL METALS CORPORATION
1155 West Fourth Street, Suite 210
Reno NV 89503

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our board of directors (the "Board") for use at the Annual meeting of Stockholders (the "Meeting") to be held on December 12, 2012 at 10:00 a.m. (Pacific time) at The Center for Unique Business Enterprises, 300 East 2nd Street., #1405, RENO, NV, 89501   (the "Meeting"), or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual meeting and any business properly brought before the Meeting.  Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting.  We intend to mail this proxy statement and accompanying proxy card on or about November 5, 2012 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "our company" refer to General Metals Corporation.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the "Common Stock") as of the close of business on October 22, 2012 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Outstanding Shares

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting.  At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting.  As of the Record Date, there were 324,577,831 shares of Common Stock issued and outstanding.

Quorum; Effect of Abstentions and "Broker Non-Votes"

In order to carry on the business of the Meeting, we must have a quorum.  Under our bylaws, a quorum is one-third (1/3) of the shares entitled to vote at the meeting, represented in person or by proxy.

If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers' shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting.  These shares will count toward determining whether or not a quorum is present.  However, these shares will not be taken into account in determining the outcome of any proposals.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker holding shares in street name for the beneficial owner thereof does not receive voting instructions from the beneficial owner, and 2) the broker lacks discretionary authority to vote the shares.  Banks and brokers cannot vote on their clients' behalf on "non-routine" proposals.  Therefore, broker non-votes are not counted for the purpose of determining whether stockholders have approved these types of matters.  For the purpose of determining whether stockholders have approved a matter, abstentions are treated as shares present or represented and voting.

Voting of Proxies

If you complete and return a proxy pursuant to the appropriate instructions, it will be voted in accordance with the specifications made on the proxy card.  If no specification is made on a submitted proxy, the shares represented by the proxy will be voted "FOR" each proposal, including "FOR" the election to the Board of each of the nominees named on the proxy card, and "FOR" any other matter that may be properly brought before the Annual Meeting.  If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast in person at the Annual Meeting.

Revocability of Proxies

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno, Nevada 89501, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting.  Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the Record Date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting.  You may vote in person or by completing and mailing the enclosed proxy card.  All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners.  We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock at the Company's discretion.  Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees.  No additional compensation will be paid to directors, officers or other regular employees for such services.  To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

PROPOSAL 1

ELECTION OF DIRECTORS

It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of the nominees listed below to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified.  Each of the nominees named below currently serves as a director of our company.  Daniel J. Forbush and Larry Max Bigler were elected at the Annual Meeting of Stockholders held on May 15, 2010.  Larry Max Bigler resigned after being appointed on May 15, 2010 and was again appointed to our board on December 17, 2010.  Walter A. Marting, Jr. and P.K. "Rana" Medhiwere appointed at meetings of our directors and Shane K. Dyer was elected at the Annual Meeting of Stockholders held on September 16, 2011.  Our company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Annual Meeting.  However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of their choice when voting at the Annual Meeting.  Certain information regarding each nominee is set forth in the table and text below.

The directors serve for a term of one year and until their successors are duly elected and qualified.

The name, ages and positions of our directors and executive officers are listed below, along with a brief account of their business experience during the last five years.  Officers are appointed annually by the board of directors at its first meeting following the Annual Meeting of Stockholders and from time to time at the pleasure of the board.  There are no family relationships among the directors and officers, nor any arrangements or understandings between directors or officers and any other person pursuant to which any of such officers were selected as executive officers.

Nominees for Election

All of the nominees are currently serving as directors.  The name, age, position with our company and the date on which each nominee was first appointed as a director of our company is set forth below.

Name	Age	Position	Date First Appointed
Daniel J. Forbush	59	Director, President, Chief Financial Officer and Chief Executive Officer	March 23, 2007
Larry Max Bigler	63	Director	December 17, 2010
Walter A. Marting, Jr.	65	Director	July 1, 2011
P. K. “Rana” Medhi	74	Director	December 30, 2010
Shane K. Dyer	32	Director	September 16, 2011

Daniel J. Forbush - Director, President, Chief Financial Officer and Chief Executive Officer

Daniel J. Forbush, a Certified Public Accountant, has served as a Director and as Chief Financial Officer of the Company since March 2007 and as President and Chief Executive Officer since December 17, 2010.   Mr. Forbush has over 25 year of mining industry experience. Mr. Forbush’s diverse background in financial management includes positions at such Fortune 500 firms as Glamis Gold, Ltd., AMOCO, TENNECO and Arthur Andersen & Company. Beginning in 1999, Mr. Forbush focused on start-up opportunities including the building of a public accounting firm (Forbush and Associates) since November 2000 and business consulting firm (Core Business Builders Inc.) since January of 2004, and has functioned as Chief Financial Officer and Treasurer for a $25 million residential development and building contractor and a number of other smaller enterprises. He was initially recruited as Controller for Glamis Gold, Inc., the U.S. operating entity of Glamis Gold, Ltd. serving therein from 1988 to 1997 and Chief Financial Officer and Treasurer from 1997 to 1999, for Glamis Gold, Ltd., directing all aspects of financial, administrative and operations management for this $200MM NYSE-listed, multi-national corporation. Prior experience includes Corporate Director of Managerial Accounting, Echo Bay Mines, Ltd., 1986-1987. Nevada Operations Controller for Tenneco Minerals prior to its acquisition by Echo Bay Mines; General Accounting Supervisor for AMOCO; Assistant Controller for Cyprus Industrial Minerals Company; and, Senior Auditor for Arthur Andersen & Company.

Larry Max Bigler - Director

Larry Bigler has over 30 years of mining experience. Mr. Bigler is a practicing Certified Public Accountant with many mining clients. Mr. Bigler formerly was CFO, Vice President, and Director for Oro Nevada Resources and was instrumental in raising CDN$40 million from an initial public offering. From 1987 until 1992 he was Treasurer and Controller for Getchell Gold where he completed an initial public offering and a gold loan. He has degrees in economics and accounting and has published many articles on mining financial issues.

Walter A. Marting, Jr. - Director

Mr. Marting has spent a large part of his career both as a senior executive for a Fortune 500 mining company and starting and running his own junior gold mining company. After graduating from Harvard Business School in 1975 and following three years in the US Navy with SEAL Team Two, Mr. Marting joined Amax Inc. as an underground mine Production Supervisor at Amax’s Climax Molybdenum property in Leadville, Colorado. Mr. Marting spent two years working underground and in Climax’s open pit operation before moving to the Company’s headquarters in Greenwich, CT. In 1982 Mr. Marting was named Vice President – Finance for Amax Europe in Paris, France. Mr. Marting helped build Amax’s global mining presence from its Paris headquarters and had financial oversight of the company’s European and African exploration and development and ore processing activities. He left Amax in 1984 to start his own mining company that undertook the re-opening and operation of the famed 16-1 Mine in Allegheny, CA.

P.K. “Rana” Medhi - Director

P.K. “Rana” Medhi of Casa Grande, Arizona has over 40 years of experience in the mining industry; including 28 years with Cyprus Amax Minerals. Mr. Medhi holds a Master of Science degree from the University of Arizona and is a Registered Mining and Engineering Geologist working as an Independent Consultant.  In addition, Mr. Medhi is a Certified Professional Geologist with the American Institute of Professional Geologists, a Member of Society for Mining, Metallurgy and Exploration (SME) and a certified adjunct professor of mineral technology and geology with the community colleges of Arizona.  Mr. Medhi has also authored and published several technical papers and an occasional speaker to mining and public forums.  Mr. Mehdi is currently the Chairman of the Board of Sunergy, Inc., a junior mining company with activities in West Africa.  He is currently the Chairman of the Board of Governors of the Arizona Department of Mines and Mineral Resources.

Shane K. Dyer P.E. W.R.S. - Director

Shane K. Dyer of Reno, NV is a Registered Professional Engineer and a Registered Water Rights Surveyor, with over 10 years experience in the Engineering Consulting Industry specifically in the design and permitting of mining operations including leach pad and waste dump designs, water resource engineering and business management.  Currently Vice President at Dyer Engineering Consultants, Inc. with a track record of producing excellent design, and project management results for clients in the United States and internationally, Mr. Dyer holds a Masters Degree in Civil engineering with a minor in Business Management from Brigham Young University. Serves as the Director of Permitting and Finance at Key Medical, Inc. a National Medicare Accredited DMPOS. Mr. Dyer has a strong technical background and is  innovative in problem solving and design.

Information About the board of directors

Board and Committee Meetings

Our board of directors held eight (8)formal meetings during the year ended April 30, 2012.  All other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Delaware Corporate Law and our By-laws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

For the year ended April 30, 2012, there were two standing committees of the board of directors, the Audit Committee and the Nominating and Corporate Governance Committee. On May 2, 2012, the Board formed a Compensation Committee, which consists of Shane K. Dyer and P.K. Medhi, both of whom are independent, within the meaning of our directors' independence standards.

Nominating and Corporate Governance Committee, Director Nomination and Independence

Nominating and Corporate Governance Committee

Currently our Nominating and Corporate Governance Committee consists of P.K. “Rana” Medhi, Chairman,Larry Max Bigler and Shane K. Dyer.  The governance and nominating committee (the “Nominating Committee”) of the Company is established by the Board of our company to assist our board in:

(1)	identifying individuals qualified to become members of the board and recommend individuals to the board for nomination as members of the board;
(2)	identifying individuals qualified to become members of the various committees of the board and to recommend such individuals for nomination as committee members to the board;
(3)	determining the composition of the board and its committees;
(4)	developing and recommending to the board a set of corporate governance principles applicable to our company; and
(5)	overseeing an evaluation process of the board and management.

During fiscal 2012, there were 4 meetings held by the nominating and corporate governance committee.  Since May 1, 2012 when the members of the committee were appointed, the committee met one time.

Director Selection Process and Review of Director Nominees

We have established a process for identifying and nominating director candidates which we expect will result in the election of a highly-qualified and dedicated board of directors.  The following is an outline of the process for the nomination of candidates for election to the board of directors: (a) the Chief Executive Office, the Nominating and Corporate Governance Committee or other members of the board of directors identify the need to add new Board members either to fill vacancies or to enhance the mix of qualifications, skills and experience represented on the board of directors (b)  the Committee coordinates the search for qualified candidates with input from management and other Board members,  (c) the Committee may engage a third party consultant to help identify and evaluate candidates for membership to the board of directors, if it deems such engagement is necessary and appropriate, (d) selected members of management and the board of directors interview prospective candidates; and (e) The Committee recommends a nominee, which it believes will serve the best interests of General Metals stockholders.

The board of directors has determined that directors should possess the following minimum qualifications: (a) the highest personal and professional ethics, integrity, and values; (b) commitment to representing the long-term best interests of the stockholders and (c) sufficient time to effectively fulfill the duties of a Board member.  Candidates suggested by shareholders will be considered on the same basis as any other candidate.   Any stockholder proposing a nomination should submit such candidates name, along with curriculum vitae or other summary of qualifications experience and skills to the Secretary, General Metals Corporation, 1155 West Fourth Street Suite 210, Reno, NV 89503.

General Metals Corporation considers diversity, age and skills in deciding on nominees.  The Nominating and Corporate Governance Committee reviews these matters through discussion at meetings of the committee.  In evaluating a director candidate, the committee considers factors that are in the best interests of our company and its stockholders.

Director Independence

We currently act with five (5) directors, consisting of, Walter A. Marting, Jr., P.K. “Rana” Medhi, Larry Max Bigler, Shane K. Dyer and Daniel Forbush.  We have determined that Walter A. Marting, Jr., P.K. “Rana” Medhi, Shane K. Dyer and Larry Max Bigler qualify as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Audit Committee and Audit Committee Financial Expert

Audit Committee

Currently our audit committee consists of Larry Max Bigler, Chairman, P.K. “Rana” Medhi and Walter A. Marting, Jr.  The function of the audit committee is to meet with our independent auditors at least annually to review, upon completion of the annual audit, financial results for the year, as reported in our financial statements; recommend to the Board the independent auditors to be retained; review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to us by the independent auditors and considers the possible effect of such services on the independence of the auditors.

During fiscal 2012, there were 4 meetings held by the audit committee.  The business of the audit committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the audit committee.

Audit Committee Financial Expert

Our board of directors has determined that Larry Max Bigler of its audit committee qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

Compensation Committee

Our compensation committee consists of Shane K. Dyer, Chairman, and P.K. “Rana” Medhi.  Members of the compensation committee are independent within the meaning of our directors' independence standards and also are non-employee directors within the meaning of Rule 16b-3 of the Exchange Act. The compensation committee will be composed of minimum of 2 (two) independent directors and will not exceed more than 5 (five) independent directors.  The committee will meet at least 2 (two) times annually to review various responsibilities as outlined below and periodically revise committee's charters.  To assists in carrying out its responsibilities, the compensation Committee will receive reports and   recommendations from the CEO and the management, from an outside independent compensation consultant, if retained and its own legal or other advisors. The committee will report to the full board its recommendations during regular board of directors meetings.

The Compensation Committee's principal responsibilities include, but not limited to:

•	Establish remuneration levels of corporation's officers and company's independent directors;
•	Reviewing management organization and development; Reviewing significant employee benefit programs; and
•
Establish and administering executive compensation program including independent directors. This will encompass bonus plans, stock option and other equity-based programs, deferred compensation plans, and any other cash or stock incentive program

Code of Ethics

Effective August 10, 2006, our company's board of directors adopted a Code of Business Conduct and Ethics that applies to, among other persons, our company's President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (being our principal executive officers and principal accounting officers), as well as our independent directors and other persons performing similar functions.

Our Code of Business Conduct and Ethics as filed with the Securities and Exchange Commission is incorporated by reference as Exhibit 14.1 to annual report on Form 10-K.  We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request.  Requests can be sent to: General Metals Corporation, 1155 West Fourth Street Suite 210, Reno, NV 89503.

Certain Relationships and Related Transactions, and Director Independence

There have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF AUDITOR

Our board of directors, on recommendation of the Audit Committee, has appointed the firm Ingenium Accounting Associates. as our principal accountants to audit our financial statements for the year ended April 30, 2012, subject to ratification of this appointment by the stockholders of our company.

In the event that the stockholders fail to ratify this appointment, the Audit Committee will reconsider its selection of audit firm, but may decide not to change its selection.  Even if this appointment is ratified, our board of directors, in their discretion, may direct the appointment of a new independent accounting firm at any time during the year, if our board believes that such a change would be in the best interest of our company and our stockholders.

A representative of Ingenium Accounting Associates is expected to be available to respond to appropriate questions at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF INGENIUM ACCOUNTING ASSOCIATES AS OUR COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2013.

The aggregate fees billed for the most recently completed fiscal year ended April 30, 2012 and for fiscal year ended April 30, 2011 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended April 30
	2012 ($)	2011 ($)
Audit Fees	45,500	52,000
Audit Related Fees	Nil	Nil
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total	45,500	52,000

Our board of directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

PROPOSAL 3

ADOPTION OF 2012 STOCK OPTION PLAN

The purpose of the 2012 Stock Plan (the "2012 Plan") is to secure for our company and our stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, our company who are expected to contribute to our future growth and success.  The 2012 Plan permits grants of options to purchase shares of common stock, $0.001 par value per share, of our company.

The stock subject to options granted under the 2012 Plan shall be shares of authorized but unissued or reacquired common stock.  The maximum number of shares of common stock of our company which may be issued and sold under the 2012 Plan shall be 30,000,000 shares, subject to adjustment for stock splits or consolidations.

The purchase price per share deliverable upon the exercise of an option granted under the 2012 Plan shall be determined by the board of directors at the time of grant of such option.  Options granted under the 2012 Plan shall expire on such date as determined by the board of directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

The full text of the proposed 2012 Plan is attached as Exhibit "A" to this Proxy Statement.

Our board of directors unanimously recommends a vote “FOR” the adoption of the 2012 Plan.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since May 1, 2011, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Shareholders and Security Ownership of Management".

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of October 22, 2012, we had a total of 324,577,831 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of October 22, 2012, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated.  Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Walter A. Marting, Jr. Reno, Nevada	2,680,663	0.83%
Larry Max Bigler Reno, Nevada	5,162,748	1.59%
P. K. “Rana” Medhi Casa Grande, AZ	3,371,700	1.04%
Daniel J. Forbush Sparks, Nevada	13,155,000	4.05%
Shane K. Dyer Reno, Nevada	2,013,380	0.62%
Directors and Executive Officers as a Group	26,383,491	8.13%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on October 22, 2012.  As of October 22, 2012, there were 324,577,831 shares of our company’s common stock issued and outstanding.

EXECUTIVE COMPENSATION

The particulars of the compensation paid to the following persons:

•	our principal executive officer;

•	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended April 30, 2012 and 2011; and

•
one additional individual for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended April 30, 2012 and 2011, who we will collectively refer to as the named executive officers of our company, is set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)
Daniel Forbush President, CEO, CFO	2012 2011	120,000 120,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	120,000 120,000
Paul Wang(2) Former President	2012 2011	Nil 23,950	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil N/A	Nil 23,950

(1)
The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus and is not reported herein.

(2)	Mr. Wang was replaced as President on December 17, 2010.

Compensation of Directors

We reimburse our directors for expenses incurred in connection with attending board meetings.  Beginning June 1, 2007, the non-employee directors receive $1,000 per month for their service on the board of directors.  On September 2, 2010 the board of directors suspended all fees for their services until further notice.  Effective May 1, 2010, the compensation of non-employee Directors was reinstated at $1,000 per month for their services and $1,000 per month for fulfilling their committee assignments.   The Directors also receive Stock Incentive Grants from time to time as authorized by the Board.  Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

The following table sets forth a summary of the compensation paid to our non-employee directors in 2012:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Keith Belingheri	4,000	Nil	Nil	Nil	Nil	Nil	4,000
Paul Wang	4,000	Nil	Nil	Nil	Nil	Nil	4,000
Larry Bigler	24,000	Nil	Nil	Nil	Nil	Nil	24,000
Shane Dyer	16,000	Nil	Nil	Nil	Nil	Nil	16,000
Dan Dyer	4,000	Nil	Nil	Nil	Nil	Nil	4,000
Walter A. Marting	20,000	Nil	Nil	Nil	Nil	Nil	20,000
P.K. Rana Medhi	24,000	Nil	Nil	Nil	Nil	Nil	24,000
Mark Smith	4,000	Nil	Nil	Nil	Nil	Nil	4,000

Employment Contracts and Termination of Employment and Change in Control Arrangements

We currently do not have any employment agreements or consulting agreements with our directors and executive officers.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.  Our directors and executive officers may receive stock options and stock grants at the discretion of our board of directors in the future. We do not have any bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options or stock grants may be granted at the discretion of our board of directors.

We have no plans or arrangements with respect to remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Compensation Plans

As of April 30, 2012, we did not have any compensation plans in place.  However, we may issue stock options to our directors, officers and employees in the future, upon adoption of a stock option plan.

Compliance With Section 16(a) Of The Exchange Act

Our company believes that during the year ended April 30, 2012, all executive officers, directors and greater than 10% beneficial owners, complied with Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, proposals of Stockholders intended to be presented at the 2013 annual meeting of Stockholders must be made in accordance with the by-laws of our company and received by our company at our principal executive offices for inclusion in our company’s proxy statement for that meeting no later than March 1, 2013.  The board of directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for including in our 2013 proxy statement.

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials.  As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder.  Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.  If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting.  If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies.  If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the board of directors,

/s/ Daniel Forbush
Daniel Forbush
Director

SCHEDULE "A"

2012 STOCK OPTION PLAN

GENERAL METALS CORPORATION

2012 STOCK OPTION PLAN

1.           STATEMENT OF PURPOSE

1.1           Principal Purposes - The principal purposes of the Plan are to provide GENERAL METALS CORPORATION (the “Company”) with the advantages of the incentive inherent in share ownership on the part of employees, officers, directors and consultants responsible for the continued success of the Company; to create in such individuals a proprietary interest in, and a greater concern for, the welfare and success of the Company; to encourage such individuals to remain with the Company; and to attract new employees, officers, directors and consultants to the Company.

1.2           Benefit to Shareholders - The Plan is expected to benefit shareholders by enabling the Company to attract and retain skilled and motivated personnel by offering such personnel an opportunity to share in any increase in value of the Shares resulting from their efforts.

2.           INTERPRETATION

2.1           Defined Terms - For the purposes of this Plan, the following terms shall have the following meanings:

(a)
"Act" means the Securities Act of British Columbia and Alberta where applicable and as amended from time to time, in the event that the Company’s Shares are listed on t eh TSXV and as a result the Act is applicable;

(b)           "Associate" shall have the meaning ascribed to such term in the applicable Act;

(c)           "Board" means the Board of Directors of the Company;

(d)           "Change in Control" means:

(i)	a takeover bid (as defined in the Act), which is successful in acquiring Shares,

(ii)	the change of control of the Board resulting from the election by the shareholders of the Company of less than a majority of the persons nominated for election by management of the Company,

(iii)	the sale of all or substantially all the assets of the Company,

(iv)	the sale, exchange or other disposition of a majority of the outstanding Shares in a single transaction or series of related transactions,

(v)	the dissolution of the Company's business or the liquidation of its assets,

(vi)
a merger, amalgamation or arrangement of the Company in a transaction or series of transactions in which the Company's shareholders receive less than 51% of the outstanding shares of the new or continuing corporation, or

(vii)	the acquisition, directly or indirectly, through one transaction or a series of transactions, by any Person, of an aggregate of more than 50% of the outstanding Shares;

(e)	"Committee" means a committee of the Board appointed in accordance with this Plan, or if no such committee is appointed, the Board itself;

(f)	"Company" means GENERAL METALS CORPORATION, a company incorporated under the laws of the State of Nevada;

(g)	"Consultant" means an individual, other than an Employee, senior officer or director of the Company or a Subsidiary Company, or a Consultant Company, who;

(i)	provides ongoing consulting, technical, management or other services to the Company or a Subsidiary Company, other than services provided in relation to a distribution of the Company's securities,

(ii)	provides the services under a written contract between the Company or a Subsidiary Company and the individual or Consultant Company,

(iii)	in the reasonable opinion of the Company spends or will spend a significant amount of time and attention on the affairs and business of the Company or a Subsidiary Company, and

(iv)	has a relationship with the Company or a Subsidiary Company that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;

(h)	"Consultant Company" means, for an individual Consultant, a company of which the individual is an employee or shareholder, or a partnership of which the individual is an employee or partner;

(i)	"Date of Grant" means the date specified in the Option Agreement as the date on which the Option is effectively granted;

(j)	"Disability" means any disability with respect to an Optionee which the Board, in its sole and unfettered discretion, considers likely to prevent permanently the Optionee from:

(i)
being employed or engaged by the Company, a Subsidiary Company or another employer, in a position the same as or similar to that in which he was last employed or engaged by the Company or a Subsidiary Company; or

(ii)	acting as a director or officer of the Company or a Subsidiary Company;

(k)
"Disinterested Shareholder Approval" means an ordinary resolution approved by a majority of the votes cast by shareholders of the Company at a shareholders' meeting, excluding votes attaching to Shares beneficially owned by Insiders to whom Options may be granted and Associates of those persons;

(l)
"Effective Date" means the effective date of this Plan, which is the later of the day of its approval by the shareholders of the Company and the day of its acceptance for filing by the Exchange if such acceptance for filing is required under the rules or policies of the Exchange;

(m)           "Eligible Person" means:

(i)	an Employee, senior officer or director of the Company or any Subsidiary Company;

(ii)	a Consultant;

(iii)	an individual providing Investor Relations Activities for the Company; or

(iv)	a company, all of the voting securities of which are beneficially owned by one or more of the persons referred to in (i), (ii) or (iii) above.

(n)           "Employee" means:

(i)	an individual who is considered an employee under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)
an individual who works full-time for the Company or a Subsidiary Company providing services normally provided by an employee and who is subject to the same control and direction by the Company or a Subsidiary Company over the details and methods of work as an employee of the Company or a Subsidiary Company, but for whom income tax deductions are not made at source; or

(iii)
an individual who works for the Company or a Subsidiary Company, on a continuing and regular basis for a minimum amount of time per week, providing services normally provided by an employee and who is subject to the same control and direction by the Company or a Subsidiary Company over the details and methods of work as an employee of the Company or a Subsidiary Company, but for whom income tax deductions are not made at source;

(o)	"Exchange" means the stock exchange or over the counter market on which the Shares are listed or quoted for trading;

(p)
"Fair Market Value" means, where the Shares are listed for trading on an Exchange, the last closing price of the Shares before the Date of Grant on the Exchange which is the principal trading market for the Shares, as may be determined for such purpose by the Committee, provided that, so long as the Shares are listed only on the TSXV, the "Fair Market Value" shall not be lower than the last closing price of the Shares before the Date of Grant less the maximum discount permitted under the policies of the TSXV;

(q)	"Guardian" means the guardian, if any, appointed for an Optionee;

(r)	"Insider" shall have the meaning ascribed to such term in the Act;

(s)
"Investor Relations Activities" means any activities or oral or written communications, by or on behalf of the Company or a shareholder of the Company that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include:

(i)	the dissemination of information provided, or records prepared, in the ordinary course of business of the Company:

(A)	to promote the sale of products or services of the Company, or

(B)	to raise public awareness of the Company,

that cannot reasonably be considered to promote the purchase or sale of securities of the Company,

(ii)	activities or communications necessary to comply with the requirements of:

(A)	applicable securities laws, or

(B)
the rules and policies of the TSXV, if the Shares are listed only on the TSXV, or the by-laws, rules or other regulatory instruments of any other self-regulatory body or exchange having jurisdiction over the Company;

(iii)
communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if

(A)	the communication is only through the newspaper, magazine or publication and

(B)	the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer, or

(iv)	activities or communications that may be otherwise specified by the TSXV, if the Shares are listed only on the TSXV;

(t)	"Option" means a non-transferable and non-assignable option to purchase unissued Shares granted pursuant to the terms of this Plan;

(u)	"Option Agreement" means a written agreement between the Company and an Optionee specifying the terms of the Option being granted to the Optionee under the Plan;

(v)	"Option Price" means the exercise price per Share specified in an Option Agreement, adjusted from time to time in accordance with the provisions of Sections 6.3 and 10;

(w)	"Optionee" means an Eligible Person to whom an Option has been granted;

(x)
"Person" means a natural person, company, government or political subdivision or agency of a government; and where two or more Persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such syndicate or group shall be deemed to be a Person;

(y)	"Plan" means this 2012 Stock Option Plan of the Company;

(z)	"Qualified Successor" means a person who is entitled to ownership of an Option upon the death of an Optionee, pursuant to a will or the applicable laws of descent and distribution upon death;

(aa)	"Shares" means the common shares in the capital of the Company as constituted on the Date of Grant, adjusted from time to time in accordance with the provisions of Section 10;

(ab)	"Subsidiary Company" shall mean a company which is a subsidiary of the Company;

(ac)	"Term" means the period of time during which an Option may be exercised; and

(ad)	"TSXV" means the TSX Venture Exchange.

3.             ADMINISTRATION

3.1           Board or Committee - The Plan shall be administered by the Board or by a Committee appointed in accordance with Section 3.2.

3.2           Appointment of Committee - The Board may at any time appoint a Committee, consisting of not less than three of its members, to administer the Plan on behalf of the Board in accordance with such terms and conditions as the Board may prescribe, consistent with this Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the absence of the appointment of a Committee by the Board, the Board shall administer the Plan.

3.3           Quorum and Voting - A majority of the members of the Committee shall constitute a quorum, and, subject to the limitations in this Section 3, all actions of the Committee shall require the affirmative vote of members who constitute a majority of such quorum. No member of the Committee who is a director to whom an Option may be granted may participate in the decision to grant such Option (but any such member may be counted in determining the existence of a quorum at any meeting of the Committee in which action is to be taken with respect to the granting of an Option to him).

3.4           Powers of Board and Committee - The Board shall from time to time authorize and approve the grant by the Company of Options under this Plan, and any Committee appointed under Section 3.2 shall have the authority to review the following matters in relation to the Plan and to make recommendations thereon to the Board;

(a)           administration of the Plan in accordance with its terms,

(b)	determination of all questions arising in connection with the administration, interpretation and application of the Plan, including all questions relating to the value of the Shares,

(c)
correction of any defect, supply of any information or reconciliation of any inconsistency in the Plan in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of the Plan,

(d)	prescription, amendment and rescission of the rules and regulations relating to the administration of the Plan;

(e)	determination of the duration and purpose of leaves of absence from employment which may be granted to Optionees without constituting a termination of employment for purposes of the Plan;

(f)	with respect to the granting of Options:

(i)	determination of the employees, officers, directors or consultants to whom Options will be granted, based on the eligibility criteria set out in this Plan;

(ii)
determination of the terms and provisions of the Option Agreement which shall be entered into with each Optionee (which need not be identical with the terms of any other Option Agreement) and which shall not be inconsistent with the terms of this Plan;

(iii)	amendment of the terms and provisions of an Option Agreement, provided the Board obtains:

(A)	the consent of the Optionee, and

(B)	if required, the approval of any stock exchange on which the Shares are listed,

(iv)	determination of when Options will be granted;

(v)	determination of the number of Shares subject to each Option;

(vi)	determination of the vesting schedule, if any, for the exercise of each Option; and

(g)           other determinations necessary or advisable for administration of the Plan.

3.5           Obtain Approvals - The Board will seek to obtain any regulatory, Exchange or shareholder approvals which may be required pursuant to applicable securities laws or Exchange rules.

3.6           Administration by Committee - The Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan. In addition, the Committee's administration of the Plan shall in all respects be consistent with the Exchange policies and rules.

4.             ELIGIBILITY

4.1           Eligibility for Options - Options may be granted to any Eligible Person.

4.2           Insider Eligibility for Options - Notwithstanding Section 4.1, if the Shares are listed only on the TSXV, grants of Options to Insiders shall be subject to the policies of the TSXV.

4.3           No Violation of Securities Laws - No Option shall be granted to any Optionee unless the Committee has determined that the grant of such Option and the exercise thereof by the Optionee will not violate the securities law of the jurisdiction in which the Optionee resides.

5.             SHARES SUBJECT TO THE PLAN

5.1           Number of Shares - The aggregate number of Shares reserved for issuance under this Plan or any other plan of the Corporation, shall be 30,000,000 Shares.

5.2           Expiration of Option - If an Option expires or terminates for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

5.3           Reservation of Shares - The Company will at all times reserve for issuance and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

6.           OPTION TERMS

6.1           Option Agreement - Each Option granted to an Optionee shall be confirmed by the execution and delivery of an Option Agreement and the Board shall specify the following terms in each such Option Agreement:

(a)	the number of Shares subject to option pursuant to such Option, subject to the following limitations if the Shares are listed only on the TSXV:

(i)
the number of Shares issuable to any one Optionee. within a 12 month period, as a result of a grant of Options shall not  exceed 5% of the issued Shares unless the Company has obtained Disinterested Shareholder Approval to exceed this number;

(ii)	the grant to Insiders, within a 12 month period, of a number of Options exceeding 10% of the issued Shares, unless the Company has obtained Disinterested Shareholder Approval to exceed this number;

(iii)
the number of Shares reserved for issuance pursuant to Options to Insiders shall not exceed 10% of the issued Shares at any time, unless the Company has obtained Disinterested Shareholder Approval to exceed this number;

(iv)	the number of Shares reserved for issuance pursuant to Options to any one Consultant shall not exceed 2% of the issued Shares in any 12-month period, and

(v)	the aggregate number of Shares reserved for issuance pursuant to Options to those individuals conducting Investor Relations Activities shall not exceed 2% of the issued Shares in any 12-month period;

(b)	the Date of Grant;

(c)	the Term, provided that, if the Shares are listed only on the TSXV, the length of the Term shall in no event be greater than ten years following the Date of Grant, for all Optionees;

(d)	the Option Price, provided that the Option Price shall not be less than the Fair Market Value of the Shares on the Date of Grant;

(e)	subject to Section 6.2 below, any vesting schedule upon which the exercise of an Option is contingent;

(f)
if the Optionee is an Employee, Consultant or an individual providing Investor Relations Activities for the Company, a representation by the Company and the Optionee that the Optionee is a bona fide Employee, Consultant or an individual providing Investor Relations Activities for the Company, as the case may be, of the Company or a Subsidiary Company; and

(g)	such other terms and conditions as the Board deems advisable and are consistent with the purposes of this Plan.

6.2           Vesting Schedule - The Board, as applicable, shall have complete discretion to set the terms of any vesting schedule of each Option granted, including, without limitation, discretion to:

(a)	permit partial vesting in stated percentage amounts based on the Term of such Option;

(b)	permit full vesting after a stated period of time has passed from the Date of Grant and;

(c)	the vesting schedule shall in all circumstances comply with the requirements set out in TSX Listings Policy 4.4 Paragraphs 2.3 (b) 3(3.3).

6.3           Amendments to Options - Amendments to the terms of previously granted Options are subject to regulatory approval, if required. If required by the Exchange, Disinterested Shareholder Approval shall be required for any reduction in the Option Price of a previously granted Option if the Optionee is an Insider of the Company at the time of the proposed reduction in the Option Price.

6.4           Uniformity - Except as expressly provided herein, nothing contained in this Plan shall require that the terms and conditions of Options granted under the Plan be uniform.

7.             EXERCISE OF OPTION

7.1           Method of Exercise - Subject to any limitations or conditions imposed upon an Optionee pursuant to the Option Agreement or Section 6 hereof, an Optionee may exercise an Option by giving written notice thereof, specifying the number of Shares in respect of which the Option is exercised, to the Company at its principal place of business at any time after the Date of Grant until 4:00 p.m. (Pacific time) on the last day of the Term, such notice to be accompanied by full payment of the aggregate Option Price to the extent the Option is so exercised. Such payment shall be in lawful money (Canadian funds or the equivalent in U.S. funds) by cash, certififed check, bank draft or wire transfer. Payment by certified check made payable to the Company in the amount of the aggregate Option Price shall constitute payment of such Option Price unless the check is not honored upon presentation, in which case the Option shall not have been validly exercised.

7.2           Issuance of Certificates - Not later than the third business day after exercise of an Option in accordance with Section 7.1, the Company shall issue and deliver to the Optionee a certificate or certificates evidencing the Shares with respect to which the Option has been exercised. Until the issuance of such certificate or certificates, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the certificate is issued, except as provided by Section 10 hereof.

7.3           Compliance with U.S. Securities Laws - As a condition to the exercise of an Option, the Board may require the Optionee to represent and warrant in writing at the time of such exercise that the Shares are being purchased only for investment and without any then-present intention to sell or distribute such Shares. At the option of the Board, a stop transfer order against such Shares may be placed on the stock books and records of the Company and a legend, indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such Shares in order to assure an exemption from registration. The Board may also require such other documentation as may from time to time be necessary to comply with United States federal and state securities laws. The Company has no obligation to undertake registration of Options or the Shares issuable upon the exercise of the Options.

8.             TRANSFERABILITY OF OPTIONS

8.1           Non-Transferable/Legending - Except as permitted by applicable securities laws and the policies of the Exchange, and as provided otherwise in this Section 8, Options are non-assignable and non-transferable. If the Shares are listed only on the TSXV, then, in addition to any resale restrictions under applicable securities laws, the Option Agreement and the certificates representing the Shares issued on the exercise of such Option shall bear a legend with a four-month hold period commencing on the Date of Grant in accordance with applicable securities laws.

8.2           Death of Optionee - Subject to Section 8.3, if the employment of an Optionee as an Employee of, or the services of a Consultant providing services to, the Company or any Subsidiary Company, or the employment of an Optionee as an individual providing Investor Relations Activities, or the position of the Optionee as a director or senior officer of the Company or any Subsidiary Company, terminates as a result of such Optionee's death, any Options held by such Optionee shall pass to the Qualified Successor of the Optionee and shall be exercisable by such Qualified Successor until the earlier of a period of 30 days following the date of such death and the expiry of the Term of the Option.

8.3           Disability of Optionee - If the employment of an Optionee as an Employee of, or the services of a Consultant providing services to, the Company or any Subsidiary Company, or the employment of an Optionee as an individual providing Investor Relations Activities for the Company, or the position of the Optionee as a director or senior officer of the Company or any Subsidiary Company, is terminated by reason of such Optionee's Disability, any Options held by such Optionee that could have been exercised immediately prior to such termination of employment or service shall be exercisable by such Optionee, or by his Guardian, for a period of 30 days following the termination of employment or service of such Optionee. If such Optionee dies within that 30-day period, any Option held by such Optionee that could have been exercised immediately prior to his or her death shall pass to the Qualified Successor of such Optionee, and shall be exercisable by the Qualified Successor until the earlier of a period of 30 days following the death of such Optionee and the expiry of the Term of the Option.

8.4           Deemed Non-Interruption of Employment - Employment shall be deemed to continue intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Optionee's right to reemployment with the Company or any Subsidiary Company is guaranteed either by statute or by contract.  If the period of such leave exceeds 90 days and the Optionee's reemployment is not so guaranteed, then the Optionee's employment shall be deemed to have terminated on the ninety-first day of such leave.

9.            TERMINATION OF OPTIONS

9.1           Termination of Options - To the extent not earlier exercised or terminated in accordance with Section 8, an Option shall terminate at the earliest of the following dates:

(a)	the termination date specified for such Option in the Option Agreement;

(b)
where the Optionee's position as an Employee, a Consultant, a director or a senior officer of the Company or any Subsidiary Company, or an individual providing Investor Relations Activities for the Company, is terminated for cause, the date of such termination for cause;

(c)
where the Optionee's position as an Employee, a Consultant, a director or a senior officer of the Company or any Subsidiary Company or an individual providing Investor Relations Activities for the Company terminates for a reason other than the Optionee's Disability or death or for cause, not more than 90 days after such date of termination or, if the Shares are listed only on the TSXV and if the Company is designated as a "Tier 2" listed company by the TSXV, then in the case of a person employed to provide Investor Relations Activities, not more than 30 days after such person ceases to be employed to provide Investor Relations Activities; PROVIDED that if an Optionee's position changes from one of the said categories to another category, such change shall not constitute termination or cessation for the purpose of this Subsection 9.1(c); and

(d)	the date of any sale, transfer, assignment or hypothecation, or any attempted sale, transfer, assignment or hypothecation, of such Option in violation of Section 8.1.

9.2           Lapsed Options - If Options are surrendered, terminate or expire without being exercised in whole or in part, new Options may be granted covering the Shares not purchased under such lapsed Options. If an Option has been surrendered in connection with the regranting of a new Option to the same Optionee on different terms than the original Option granted to such Optionee, then, if required, the new Option is subject to approval of the Exchange.

9.3           Exclusion From Severance Allowance, Retirement Allowance or Termination Settlement - If the Optionee retires, resigns or is terminated from employment or engagement with the Company or any Subsidiary Company, the loss or limitation, if any, pursuant to the Option Agreement with respect to the right to purchase Option Shares which were not vested at that time or which, if vested, were cancelled, shall not give rise to any right to damages and shall not be included in the calculation of nor form any part of any severance allowance, retiring allowance or termination settlement of any kind whatsoever in respect of such Optionee.

10.            ADJUSTMENTS TO OPTIONS

10.1           Alteration in Capital Structure - If there is any change in the Shares through or by means of a declaration of stock dividends of the Shares or consolidations, subdivisions or reclassifications of the Shares, or otherwise, the number of Shares available under the Plan, the Shares subject to any Option and the Option Price therefor shall be adjusted proportionately by the Board and, if required, approved by the Exchange, and such adjustment shall be effective and binding for all purposes of the Plan.

10.2           Effect of Amalgamation, Merger or Arrangement - If the Company amalgamates, merges or enters into a plan of arrangement with or into another corporation, any Shares receivable on the exercise of an Option shall be converted into the securities, property or cash which the Optionee would have received upon such amalgamation, merger or arrangement as if the Optionee had exercised the Option immediately prior to the record date applicable to such amalgamation, merger or arrangement, and the exercise price shall be adjusted proportionately by the Board and such adjustment shall be binding for all purposes of the Plan.

10.3           Acceleration on Change in Control - Upon a Change in Control, all Options shall become immediately exercisable, notwithstanding any contingent vesting provisions to which such Options may have otherwise been subject.

10.4           Acceleration of Date of Exercise - Subject to the approval of the Exchange, if required, the Board shall have the right to accelerate the date of vesting of any portion of any Option which remains unvested.

10.5           Determinations to be Binding - If any questions arise at any time with respect to the Option Price or exercise price or number of Option Shares or other property deliverable upon exercise of an Option following an event referred to in this Section 10, such questions shall be conclusively determined by the Board, whose decisions shall be final and binding.

10.6           Effect of a Take-Over - If a bona fide offer (the "Offer") for Shares is made to an Optionee or to shareholders generally or to a class of shareholders which includes the Optionee, which Offer constitutes a take-over bid within the meaning of the Act, the Company shall, immediately upon receipt of notice of the Offer, notify each Optionee of full particulars of the Offer, whereupon any Option held by an Optionee may be exercised in whole or in part, notwithstanding any contingent vesting provisions to which such Options may have otherwise been subject, by the Optionee so as to permit the Optionee to tender the Shares received upon such exercise (the "Optioned Shares") to the Offer. If

(a)	the Offer is not completed within the time specified therein; or

(b)	all of the Optioned Shares tendered by the Optionee pursuant to the Offer are not taken up and paid for by the offeror pursuant thereto;

the Optioned Shares or, in the case of clause (b) above, the Optioned Shares that are not taken up and paid for, may be returned by the Optionee to the Company and reinstated as authorized but unissued Shares and with respect to such returned Optioned Shares, the Option shall be reinstated as if it had not been exercised. If any Optioned Shares are returned to the Company under this Section, the Company shall refund to the Optionee any Option Price paid for such Optioned Shares.

11.            APPROVAL, TERMINATION AND AMENDMENT OF PLAN

11.1           Shareholder Approval - This Plan, if the Shares are listed only on the TSXV, must receive shareholder approval at a meeting of the Company's shareholders at the time the Plan implemented and at such time the number of Shares  reserved for issuance under the Plan is amended.

11.2           Power of Board to Terminate or Amend Plan - Subject to the approval of the Exchange, if required, the Board may terminate, suspend or discontinue the Plan at any time or amend or revise the terms of the Plan; provided, however, that, except as provided in Section 10, the Board may not do any of the following without obtaining, within 12 months either before or after the Board's adoption of a resolution authorizing such action, approval by the Company's shareholders at a meeting duly held in accordance with the applicable corporate laws:

(a)           increase the maximum number of Shares which may be issued under the Plan;

(b)           materially modify the requirements as to eligibility for participation in the Plan; or

(c)           materially increase the benefits accruing to participants under the Plan;

however, the Board may amend the terms of the Plan to comply with the requirements of any applicable regulatory authority, or as a result of changes in the policies of the Exchange relating to director, officer and employee stock options, without obtaining the approval of the Company's shareholders.

11.3           No Grant During Suspension of Plan - No Option may be granted during any suspension, or after termination, of the Plan. Amendment, suspension or termination of the Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

12.            CONDITIONS PRECEDENT TO ISSUANCE OF SHARES

12.1           Compliance with Laws - Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, any applicable United States state securities laws, the Securities Act of 1933, as amended, the rules and regulations thereunder and the requirements of any Exchange or automated interdealer quotation system of a registered national securities association upon which such Shares may then be listed or quoted, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such Shares.  The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any Shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any Shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares other than with respect to a refund of any Option Price paid.

13.            USE OF PROCEEDS

13.1           Use of Proceeds - Proceeds from the sale of Shares pursuant to the Options granted and exercised under the Plan shall constitute general funds of the Company and shall be used for general corporate purposes, or as the Board otherwise determines.

14.            NOTICES

14.1           Notices - All notices, requests, demands and other communications required or permitted to be given under this Plan and the Options granted under this Plan shall be in writing and shall be either delivered personally to the party to whom notice is to be given, in which case notice shall be deemed to have been duly given on the date of such personal delivery; telecopied, in which case notice shall be deemed to have been duly given on the date the telecopy is sent; or mailed to the party to whom notice is to be given, by first class mail, registered or certified, return receipt requested, postage prepaid, and addressed to the party at his or its most recent known address, in which case such notice shall be deemed to have been duly given on the tenth postal delivery day following the date of such mailing.

15.            MISCELLANEOUS PROVISIONS

15.1           No Obligations to Exercise - Optionees shall be under no obligation to exercise Options granted under this Plan.

15.2           No Obligation to Retain Optionee - Nothing contained in this Plan shall obligate the Company or any Subsidiary Company to retain an Optionee as an employee, officer, director or consultant for any period, nor shall this Plan interfere in any way with the right of the Company or any Subsidiary Company to reduce such Optionee's compensation.

15.3           Binding Agreement - The provisions of this Plan and of each Option Agreement with an Optionee shall be binding upon such Optionee and the Qualified Successor or Guardian of such Optionee.

15.4           Use of Terms - Where the context so requires, references herein to the singular shall include the plural, and vice versa, and references to a particular gender shall include either or both genders.

15.5           Headings - The headings used in this Plan are for convenience of reference only and shall not in any way affect or be used in interpreting any of the provisions of this Plan.

15.6           No Representation or Warranty - The Company makes no representation or warranty as to the future value of any Shares issued in accordance with the provisions of this Plan.

15.7           Income Taxes - As a condition of and prior to participation in the Plan any Optionee shall on request authorize the Company in writing to withhold from any remuneration otherwise payable to such Optionee any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of such Optionee's participation in the Plan.

15.8           Compliance with Applicable Law - If any provision of the Plan or any Option Agreement contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange or over the counter market having authority over the Company or the Plan, then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

15.9           Conflict - In the event of any conflict between the provisions of this Plan and an Option Agreement, the provisions of this Plan shall govern.

15.10         Governing Law - This Plan and each Option Agreement issued pursuant to this Plan shall be governed by the laws of the State of Nevada.

15.11        Time of Essence - Time is of the essence of this Plan and of each Option Agreement. No extension of time will be deemed to be, or to operate as, a waiver of the essentiality of time.

15.12        Entire Agreement - This Plan and the Option Agreement sets out the entire agreement between the Company and the Optionees relative to the subject matter hereof and supersedes all prior stock option plans, agreements, undertakings and understandings, whether oral or written.

16.           EFFECTIVE DATE OF PLAN

16.1
Effective Date of Plan - This Plan shall be effective on the later of the day of its approval by the shareholders of the Company given by way of ordinary resolution at a meeting of shareholders and the day of its acceptance for filing by the Exchange and until the requisite shareholder approval has been obtained, no Options shall be exercised.

PROXY CARD

ANNUAL MEETING OF STOCKHOLDERS OF
GENERAL METALS CORPORATION
(the "Company")

TO BE HELD IN THE MEETING ROOM AT THE CENTER FOR UNIQUE BUSINESS ENTERPRISE
300 EAST 2nd STREET, #1405, RENO, NV, 89501
ON DECEMBER 12, 2012 at 10:00 a.m. (Pacific Time)
(the "Meeting")

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Daniel Forbush, an officer of the Company, or failing him, Larry Max Bigler, a director of the Company, or in the place of the foregoing, _____________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

☐       Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 a.m. December 10, 2012 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

PROPOSAL 1: Election of Directors:
Daniel J. Forbush	FOR	☐	WITHHELD	☐
Larry Max Bigler	FOR	☐	WITHHELD	☐
P.K. "Rana" Medhi	FOR	☐	WITHHELD	☐
Walter A. Marting, Jr.	FOR	☐	WITHHELD	☐
Shane K. Dyer	FOR	☐	WITHHELD	☐

PROPOSAL 2: To ratify the appointment of Ingenium Accounting Associates Certified Public Accountants as the Company’s independent public accounting firm for the fiscal year ending April 30, 2013	FOR	☐	AGAINST	☐

PROPOSAL 3: To approve the adoption of the Company 2012 Stock Option Plan	FOR	☐	AGAINST	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder.  If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated: _____________________________	Signature: ____________________________________

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such.  If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.           This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2.           If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3.           A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4.           A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)        appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b)        appoint another proxyholder.

5.           The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Nevada Agency and Transfer Company, by mail or by online vote, at any time up to and including 10:00 a.m. (local time) on December 10, 2012, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Nevada Agency and Transfer Company
50 West Liberty Street, Suite 880
Reno, Nevada 89501